U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   FORM 8-K



                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  February 2, 2000




                        BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




            TEXAS                    1-12908               76-0336843
  (State or other jurisdiction     (Commission          (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)




             5151 San Felipe, Suite 1661, Houston, Texas  77056
        (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (713) 961-9299

Item 2   Acquisition of Assets

         On February 2, 2000, the Registrant purchased Advanced Reclamation Company, L.L.C. ("ARC") from the Nicol Family Partnership. Baltic purchased all of the units of ARC for cash of $400,000, a total of 500,000 Baltic common shares, a note payable to seller of an additional $400,000 and an earnout agreement.

Item 7   Financial Statements and Exhibits

         (a)  Financial statements of business acquired

              The financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

         (b)  Pro forma financial information

              The pro forma financial information required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

         (c)  Exhibits

              10.1  Unit Purchase Agreement

              99.1  News Release dated February 3, 2000

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BALTIC INTERNATIONAL USA, INC.



                                           By:  /s/ David A. Grossman
                                              --------------------------------
                                              DAVID A. GROSSMAN, President and
                                                Chief Financial Officer

Dated:  February 16, 2000

                                   EXHIBITS


Exhibit
  No.

10.1     Unit Purchase Agreement for purchase of Advanced Reclamation Company

99.1     News Release dated February 3, 2000